UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/19/2005

CITY HOLDING CO
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-17733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On January 19, 2005, City Holding Company ("the Company") and Classic Bancshares, Inc. ("Classic") issued a news release announcing that a condition in their previously announced agreement relating to the merger of Classic with and into the Company has been satisfied so that the merger consideration payable for each share of Classic common stock will be 0.9624 shares of Company common stock and $11.08 in cash, subject to the other terms and conditions of the agreement. Furnished as Exhibit 99 and incorporated herein by reference is the news release issued by the Company and Classic.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99.1        News Release issued on January 19, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CITY HOLDING CO

Date: January 20, 2005.	By:	/s/ Charles R. Hageboeck
Charles R. Hageboeck
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.	Press Release, CHCO and Classic condition to merger